UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 28, 2007
C-COR Incorporated

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-10726	24-0811591
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Decibel Road, State College, PA	16801
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (814)238-2461
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On September 28, 2007, C-COR Incorporated (the “Company”) amended its 1992 Employee Stock Purchase Plan to suspend future offering periods and payroll deductions effective October 1, 2007 (the “Amendment”).
The Amendment is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference.
Item 8.01. Other Events.
In connection with the proposed merger transaction of the Company and Arris Group, Inc. (“Arris”), the Company provided additional Frequently Asked Questions to its employees on October 1, 2007. A copy of the Frequently Asked Questions is attached as Exhibit 99.1 to this Report and are incorporated herein by reference.
Important Information for Investors and Stockholders
In connection with the proposed combination of ARRIS and C-COR, ARRIS will file with the SEC a registration statement on Form S-4, which will include a proxy statement of C-COR and a proxy statement and prospectus of ARRIS. Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about ARRIS and C-COR, without charge, at the SEC’s internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to ARRIS Group Inc, 3871 Lakefield Drive, Suwanee, Georgia 30024, Attention: Investor Relations (678) 473-2647, or to C-COR, 60 Decibel Road, State College, Pennsylvania 16801, Attention: Director of Investor Relations (800) 233-2267 ext. 4402.
C-COR and certain executive officers and other members of its management may be deemed participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of C-COR’s participants in the solicitation, which may be different than those of C-COR stockholders generally, will be set forth in the proxy statement/prospectus relating to the merger when it becomes available.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

10.1	Amendment No. 2 to the 1992 Employee Stock Purchase Plan, dated September 28, 2007.

99.1	Frequently Asked Questions, dated October 1, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

C-COR Incorporated (Registrant)

	By:	/s/ Joseph E. Zavacky
Date: October 1, 2007		Name:	Joseph E. Zavacky
		Title:	Controller and Assistant Secretary

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